SUPPLEMENT DATED MAY 8, 2025 TO THE CURRENT
STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Intermediate Term Municipal Income Fund
Invesco Municipal Income Fund
(the “Funds”)
This supplement amends the Statement of Additional Information (“SAI”) of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the SAI and retain it for future reference.
The following information replaces the corresponding information for the Funds in the subsection titled “Investment Adviser” under the section “INVESTMENT ADVISORY AND OTHER SERVICES” in the Funds’ SAI:
Fund	Annual Rate/Net Assets Per Advisory Agreement

Invesco Intermediate Term Municipal Income Fund	Effective July 1, 2024
0.50% first $500 million
0.45% next $250 million
0.425% next $250 million
0.3325% next $4 billion
0.31% over $5 billion

Invesco Municipal Income Fund	Prior to July 1, 2024
0.50% first $500 million
0.45% over $500 million

Effective July 1, 2024
0.50% first $500 million
0.45% next $4.5 billion
0.43% over $5 billion
ATEF-SAI-SUP 050825